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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SENIOR HOUSING PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

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SENIOR HOUSING PROPERTIES TRUST Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2012

To the Shareholders of Senior Housing Properties Trust:

        Notice is hereby given that the annual meeting of shareholders of Senior Housing Properties Trust, a Maryland real estate investment trust, will be held at 9:30 a.m., local time, on Thursday, May 17, 2012, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 for the following purposes:

  1.
  To elect the nominee named in our proxy statement to our Board of Trustees as the Independent Trustee in Group I ("proposal 1").

  2.
  To elect the nominee named in our proxy statement to our Board of Trustees as the Managing Trustee in Group I ("proposal 2").

  3.
  To consider and vote upon a proposal to adopt the Senior Housing Properties Trust 2012 Equity Compensation Plan ("proposal 3").

  4.
  To hold an advisory vote relating to our executive compensation ("proposal 4").

  5.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 ("proposal 5").

  6.
  To consider and vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

        OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSALS 1 AND 2 AND "FOR" PROPOSALS 3, 4 AND 5.

        We encourage you to contact the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated, or Innisfree, if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at (212) 750-5833. Shareholders may call Innisfree, toll-free, at (877) 825-8971.

        Shareholders of record at the close of business on February 17, 2012, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement thereof.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the internet. You can now access proxy materials and authorize a proxy to vote your shares at www.proxyvote.com. You may also authorize a proxy to vote your shares over the internet or by telephone by following the instructions on that website. In order to vote over the internet or by telephone you must have your shareholder identification number, which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the meeting. Whether or not you plan to attend the meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

                      By Order of the Board of Trustees,

                      Jennifer B. Clark, Secretary

Newton, Massachusetts
February 21, 2012

SENIOR HOUSING PROPERTIES TRUST
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

To be held at 9:30 a.m. on Thursday, May 17, 2012

at

Two Newton Place
255 Washington Street, Suite 100
Newton, Massachusetts 02458

INTRODUCTION

        A notice of the annual meeting of shareholders of Senior Housing Properties Trust, a Maryland real estate investment trust, or the Company, is on the preceding page and a form of proxy solicited by our Board of Trustees, or our Board, accompanies this proxy statement. This proxy statement and a form of proxy, together with our annual report to shareholders for the year ended December 31, 2011, are first being made available, and a Notice Regarding the Availability of Proxy Materials, or the Notice of Internet Availability, is first being mailed, to shareholders on or about February 21, 2012.

        The annual meeting record date is February 17, 2012. Only shareholders of record at the close of business on February 17, 2012, are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof. We had 162,646,046 common shares of beneficial interest, $.01 par value per share, or common shares, outstanding on the record date and entitled to vote at the meeting. Our common shares are listed on the New York Stock Exchange, or NYSE. The holders of our outstanding common shares are entitled to one vote per common share.

        A quorum of shareholders is required for shareholders to take action at the meeting. The presence, in person or by proxy, of holders of common shares entitled to cast a majority of all votes entitled to be cast at such meeting shall constitute a quorum. Common shares represented by valid proxies will count for the purpose of determining the presence of a quorum for the meeting. Abstentions and broker non-votes, if any, will be treated as shares present for purposes of determining whether a quorum is present. Failure of a quorum to be present at the meeting will necessitate adjournment of the meeting and will subject us to additional expense. Under our bylaws, the chairperson of the meeting may adjourn the meeting if less than a quorum is present at the meeting.

        The nominees for election as Trustees described in proposals 1 and 2 will be elected if they receive a plurality of all votes cast. The affirmative vote of a majority of the votes cast at the meeting will be necessary to approve the Senior Housing Properties Trust 2012 Equity Compensation Plan in proposal 3, to approve the resolution regarding named executive officer compensation described in proposal 4 and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm in proposal 5. For purposes of satisfying NYSE Rule 312.07, or the NYSE Shareholder Approval Rule, which sets forth the vote required under the NYSE listing standards for shareholder approval of a new equity compensation plan, the total votes cast on proposal 3 also must represent greater than 50% of all shares entitled to vote on the proposal. Proposals 4 and 5 are nonbinding shareholder advisory votes and, if approved, would serve only as recommendations to our Board.

        The individuals named as proxies on a properly completed proxy will vote in accordance with your directions as indicated thereon. If you properly complete your proxy and give no voting instructions, your shares will be voted "FOR" the nominees for Trustee in proposals 1 and 2 and "FOR" proposals 3, 4 and 5.

        Shareholders of record may authorize a proxy to vote their shares over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability mailed to them, or, if they requested and received paper or email copies of proxy materials, by completing and returning the proxy card or by attending the meeting and voting in person. Proxies submitted by mail, over the internet or by telephone must be received by 11:59 p.m. Eastern time on Wednesday, May 16, 2012.

        Broker non-votes occur in respect of shares held in street name when the broker indicates that voting instructions for a particular matter have not been received from the beneficial owners or other persons entitled to vote those shares and the broker does not have discretionary voting authority to vote those shares on that particular matter. Broker non-votes and abstentions will have no effect on the outcome of proposals 1, 2, 4 and 5. For purposes of the NYSE Shareholder Approval Rule, we understand that under NYSE policy broker non-votes with respect to proposal 3 will not count as a "vote cast" and, if the total votes cast on the proposal represent over 50% of all shares entitled to vote on the proposal, broker non-votes will have no effect on the outcome of proposal 3. For purposes of the NYSE Shareholder Approval Rule, we understand that under NYSE policy abstentions will be treated as "votes cast" and, thus, will have the effect of a vote against proposal 3. A proxy marked "WITHHOLD" will have the same effect as an abstention.

        The record date for the meeting will apply to any adjournment or postponement of the meeting unless our Board fixes a new record date for the adjourned or postponed meeting. If we adjourn the annual meeting, we will announce the time and place of the adjourned meeting at the original meeting, but we do not intend to deliver another notice of the meeting unless we fix a new record date for the adjourned meeting. At any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as they would have been at the original convening of the meeting (except for any proxies that have been effectively revoked or withdrawn).

        IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares. If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Brokers and Banks Call Collect at (212) 750-5833
Shareholders Call Toll-Free at (877) 825-8971

        A shareholder of record who has given a proxy may revoke it any time prior to its exercise by delivering to our Secretary a written revocation or a duly executed proxy bearing a later date, by authorizing at a later date a proxy to vote his or her common shares over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability or by attending the meeting and voting his or her common shares in person. If a shareholder of record wants to receive a paper or email copy of the proxy card, he or she may request one. Proxies submitted by mail, over the internet or by telephone must be received by 11:59 p.m. Eastern time on May 16, 2012. If your shares are held in the name of a brokerage firm, bank, nominee or other institution and you wish to change a prior instruction you gave to your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the brokerage firm's, bank's, nominee's or other institution's instructions for changing your prior voting instructions. In addition, if you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the meeting.

        Our principal executive offices are located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        Our website address is included in this proxy statement as a textual reference only, and the information in the website is not incorporated by reference into this proxy statement.

Notice Regarding the Availability of Proxy Materials

        From the date of mailing of the Notice of Internet Availability through the conclusion of the meeting, shareholders will be able to access all of the proxy materials on the internet at www.proxyvote.com. The proxy materials will be available free of charge. The Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials (including our annual report to shareholders) over the internet or through other methods specified at the website designated in the Notice of Internet Availability. The website designated contains instructions as to how to vote over the internet or by telephone. The Notice of Internet Availability also instructs you as to how you may request a paper or email copy of the proxy card. If you received a Notice of Internet Availability and would like to receive printed copies of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

PROPOSALS 1 AND 2
ELECTION OF TRUSTEES

        The number of our Trustees is fixed at five, and our Board is divided into three groups, with two Trustees in Group I, two Trustees in Group II and one Trustee in Group III. Trustees in each group are elected for three year terms and serve until their successors are elected and qualified.

        Our current Trustees are Barry M. Portnoy and Jeffrey P. Somers in Group I with a term of office expiring at the meeting to which this proxy statement relates, John L. Harrington and Adam D. Portnoy in Group II with a term of office expiring at our 2013 annual meeting of shareholders and Frederick N. Zeytoonjian in Group III with a term of office expiring at our 2014 annual meeting of shareholders. The term of the Group I Trustees elected at the meeting to which this proxy statement relates will expire at our 2015 annual meeting of shareholders.

        Our Trustees are also categorized as Independent Trustees or Managing Trustees. Our Board is composed of three Independent Trustees and two Managing Trustees. Our Independent Trustees are not employees of Reit Management & Research LLC, or RMR, our manager, are not involved in our day to day activities and are persons who qualify as independent under our bylaws and the applicable rules of the NYSE and the Securities and Exchange Commission, or SEC. Our Managing Trustees are not Independent Trustees and have been employees of RMR or involved in our day to day activities for at least one year. Messrs. Harrington, Somers and Zeytoonjian are our Independent Trustees, and Messrs. Barry Portnoy and Adam Portnoy are our Managing Trustees. Biographical information relating to our Trustees and other information relating to our Board appears elsewhere in this proxy statement.

PROPOSAL 1: ELECTION OF ONE INDEPENDENT TRUSTEE

        Our Board has nominated Mr. Jeffrey P. Somers for election as the Independent Trustee in Group I, whose nomination was recommended to our Board by our Nominating and Governance Committee. The term of the Independent Trustee in Group I elected at the meeting will expire at our 2015 annual meeting of shareholders. The persons named in the accompanying proxy intend to exercise properly executed and delivered proxies "FOR" the election of Mr. Somers, except to the extent that properly completed proxies indicate that the votes should not be so cast.

        Mr. Somers has agreed to serve as the Independent Trustee in Group I if elected. If, however, Mr. Somers becomes unable or unwilling to accept election to our Board, the proxies will be voted for the election of a substitute nominee designated by our Board. Our Board has no reason to believe that Mr. Somers will be unable or unwilling to serve.

        Mr. Somers will be elected as the Independent Trustee in Group I if he receives a plurality of all votes cast.

        Our Board recommends you vote "FOR" the election of Mr. Somers as the Independent Trustee in Group I.

PROPOSAL 2: ELECTION OF ONE MANAGING TRUSTEE

        Our Board has nominated Mr. Barry M. Portnoy for election as the Managing Trustee in Group I, whose nomination was recommended to our Board by our Nominating and Governance Committee. The term of the Managing Trustee in Group I elected at the meeting will expire at our 2015 annual meeting of shareholders. The persons named in the accompanying proxy intend to exercise properly executed and delivered proxies "FOR" the election of Mr. Barry M. Portnoy, except to the extent that properly completed proxies indicate that the votes should not be so cast.

        Mr. Barry M. Portnoy has agreed to serve as the Managing Trustee in Group I if elected. If, however, Mr. Barry M. Portnoy becomes unable or unwilling to accept election to our Board, the proxies will be voted for the election of a substitute nominee designated by our Board. Our Board has no reason to believe that Mr. Barry M. Portnoy will be unable or unwilling to serve.

        Mr. Barry M. Portnoy will be elected as the Managing Trustee in Group I if he receives a plurality of all votes cast.

        Our Board recommends you vote "FOR" the election of Mr. Barry M. Portnoy as the Managing Trustee in Group I.

 PROPOSAL 3
ADOPTION OF THE SENIOR HOUSING PROPERTIES TRUST
2012 EQUITY COMPENSATION PLAN

        Our 2003 Incentive Share Award Plan, or the 2003 Plan, became effective on May 30, 2003, and is scheduled to expire on May 30, 2013. In order to replace the 2003 Plan, on February 14, 2012, our Board approved, subject to shareholder approval, the Senior Housing Properties Trust 2012 Equity Compensation Plan, or the 2012 Plan, in the form attached to this proxy statement as Appendix A. The 2012 Plan is intended to replace the 2003 Plan as the plan under which we grant equity awards to meet our objective of compensating and rewarding our officers and Trustees, employees of our manager, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. In particular, the 2012 Plan will:

  •
  reserve for issuance a total of 3,000,000 of our common shares for new awards; and

  •
  permit us to continue to grant awards of our common shares through the tenth anniversary of the date of this annual meeting of shareholders.

        In considering and approving the 2012 Plan, our Board determined that the number of common shares to be reserved for issuance under the 2012 Plan can be expected to allow us to continue our historical equity compensation practices through the ten year term of the 2012 Plan. If the 2012 Plan is approved by our shareholders, it will replace the 2003 Plan, as well as our older 1999 Incentive Share Award Plan, and no new awards will be made under those plans. If the 2012 Plan is not approved by our shareholders, we will continue to use the 2003 Plan, as well as the 1999 Incentive Share Award Plan, until all available common shares under those plans are exhausted or until the terms of such plans expire.

Principal Reasons for Adoption of the 2012 Plan

        Permit Grants Through 2022.    The terms of the 2003 Plan and 1999 Incentive Share Award Plan will each expire on May 30, 2013, following which, absent approval of the 2012 Plan, we will no longer have an equity compensation plan to enable us to accomplish our compensation objectives. Shareholder approval of the 2012 Plan will permit us to use that plan to satisfy our equity compensation needs through the tenth anniversary of the 2012 annual meeting.

        Reservation of Additional Common Shares.    Under the 2003 Plan and the 1999 Incentive Share Award Plan, there are currently a combined 2,411,065 common shares available for issuance pursuant to new awards. If the 2012 Plan is approved by our shareholders, we will have reserved 3,000,000 common shares for issuance pursuant to new awards. Based on past practices, our Board has determined that the common shares reserved for issuance under the 2012 Plan can be expected to permit us to meet our compensation needs for the grant of equity awards during the ten year term of the 2012 Plan. If the 2012 Plan is not approved by our shareholders, we will only be able to utilize the remaining 2,411,065 shares of common stock available under the 2003 Plan until its expiration on May 30, 2013 to achieve our compensation objectives.

Description of Material Terms of the 2012 Plan

        The following description of the material terms of the 2012 Plan is qualified in its entirety by the terms of the plan document, which is attached hereto as Appendix A.

        Administration.    The 2012 Plan will be administered by our Board or, in the discretion of our Board, a committee designated by our Board and composed of at least two members of our Board. Each member of any committee administering the 2012 Plan is required to qualify as a "non-employee director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Our Board or a committee thereof has the authority to administer the 2012 Plan, including the authority to interpret the plan, to make awards thereunder (and determine the terms of such awards), to adopt and approve from time to time the forms of award agreements under the plan, to make adjustments to awards in response to changes in applicable laws, regulations or accounting principles and to prescribe, amend and rescind rules and regulations relating to the plan.

        Awards.    The 2012 Plan permits discretionary grants of awards of or with respect to our common shares, which will be subject to such terms and conditions as our Board or a committee may determine, which may include, without limitation, terms with respect to vesting, forfeiture, repurchase and transfer restrictions, typically based on continued employment. If it determines to do so, our Board or the designated committee may grant shares under the 2012 Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions.

        Participants.    The 2012 Plan permits awards to be made to our officers and Trustees, employees of our manager, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Actual participants are determined by our Board or a committee thereof in its discretion.

        Amendment and Termination.    The 2012 Plan may be amended or terminated by our Board, subject to shareholder approval where required by law or applicable listing requirements. Our Board may not amend or terminate the terms of an outstanding award or the plan so as to adversely affect a participant's rights, without the participant's consent. The 2012 Plan will, unless terminated earlier by our Board, terminate on the tenth anniversary of the date of the 2012 annual meeting of shareholders. However, awards granted before the termination of the 2012 Plan may extend beyond that date in accordance with their terms.

        Common Shares Available.    The maximum number of common shares that may be granted under the 2012 Plan is 3,000,000, subject to adjustment for certain transactions as set forth in the plan. If any common shares subject to an award are forfeited, cancelled, repurchased or surrendered, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the plan. The number of common shares reserved for issuance under the 2012 Plan and the awards made under the plan are generally subject to adjustment by our Board upon the occurrence of any stock dividend or similar distribution, stock split or combination of shares, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, extraordinary cash dividend or other similar transaction or event. No Trustee or officer of the Company may be granted more than 1,000,000 shares under the share award plan after the plan's effective date.

        On February 17, 2012, the last reported sale price of our common shares on the NYSE Composite Transactions reports was $21.95 per share.

New Plan Benefits

        If approved by our shareholders, participants in the 2012 Plan will be eligible for awards of shares as determined by our Board or designated committee. Persons eligible to receive grants of shares under the 2012 Plan will be those key persons selected by our Board or committee in its discretion from among our officers and Trustees, employees of our manager, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Approximately 50 individuals will be eligible to participate in the 2012 Plan.

        Awards under the 2012 Plan following its adoption will generally be made in the discretion of our Board or designated committee and are therefore not determinable at this time. Please refer to the Grants of Plan Based Awards Table in this proxy statement to review equity awards made to our named executive officers in 2011. If the 2012 Plan is approved by our shareholders, we intend to utilize the Plan to make annual equity grants to our Trustees following such approval. In 2011, each Trustee received a grant of 2,000 common shares, although the size of such grant may change from time to time in the future as determined by our Board or a committee thereof.

Certain Federal Income Tax Consequences

        Set forth below is a discussion of certain federal income tax consequences with respect to awards that may be made under the 2012 Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2012 Plan. Participants in the 2012 Plan are advised to consult with their own tax professionals regarding the consequences of participating in the plan.

        Share Awards.    A participant will generally recognize taxable income on the grant of unrestricted common shares in an amount equal to the fair market value of the shares on the grant date. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

        Restricted Shares.    The term "restricted shares" refers to a grant of common shares under the 2012 Plan that are subject to forfeiture restrictions. A participant generally will not be taxed at the time of a restricted share award but will recognize taxable income when the award is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the fair market value of the shares at the time the risk of forfeiture lapses. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides information about common shares that may be issued upon the exercise of options and restricted stock units under all of our existing equity compensation plans as of December 31, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders—1999 Plan	None	None	2,411,065	(1)
Equity compensation plans not approved by security holders—2003 Plan	None	None	2,411,065	(1)
Total	None	None	2,411,065	(1)

(1)
Pursuant to the terms of our existing equity compensation plans, in no event shall the aggregate number of shares issued under such plans exceed 2,921,920; 2,411,065 represents the aggregate number of shares that were available under such plans as of December 31, 2011. 510,855 shares have been issued under our existing compensation plans since they were established, excluding shares that have become available again under the plans as a result of their forfeiture, cancellation, repurchase or surrender. When share awards are granted under either of our existing compensation plans, it reduces the aggregate number of shares available under such plans.

Approval of the 2012 Plan

        The affirmative vote of a majority of the votes cast is necessary to approve the 2012 Plan. For purposes of satisfying the NYSE Shareholder Approval Rule, the total votes cast on proposal 3 must represent greater than 50% of all shares entitled to vote on the proposal.

        Our Board recommends you vote "FOR" proposal 3 to approve the 2012 Plan.

PROPOSAL 4
ADVISORY APPROVAL RELATING TO EXECUTIVE COMPENSATION

        As previously reported in the Current Report on Form 8-K/A that we filed with the SEC on August 12, 2011, our Board has determined that we will hold a nonbinding, advisory vote on the compensation paid to our named executive officers pursuant to Section 14A of the Exchange Act once every year. Accordingly, we are including a proposal for our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of those of our executive officers listed in the Summary Compensation Table for 2011, 2010 and 2009 elsewhere in this proxy statement, or our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement.

        We do not have any employees. Our manager, RMR, conducts our day to day operations on our behalf and provides services to us that otherwise would be provided by employees. Each of our named executive officers is an employee of RMR and the officer's services are provided to us by RMR. RMR compensates our named executive officers directly and in its sole discretion in connection with the officers' services rendered to RMR and to us. None of our named executive officers has an employment agreement with us and we do not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under our share award plan described in the Compensation Discussion and Analysis, Compensation Tables and narrative discussion in this proxy statement.

        We make grants of shares under our share award plan to reward our named executive officers and to foster a continuing identity of interest between them and our shareholders. We award shares under our share award plan to recognize our named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of our executives with those of our other shareholders and motivate our executives to remain employees of our manager and to continue to provide services to us through the term of the awards. Our award of shares under our share award plan is designed to reward executive performance that contributes to our success and increases shareholder value. We urge you to read the Compensation Discussion and Analysis, Compensation Tables and narrative discussion in this proxy statement.

        We are asking you to vote to approve the adoption of the following resolution:

        RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, Compensation Tables and narrative discussion in this proxy statement.

        The affirmative vote of a majority of the votes cast will be necessary to approve proposal 4. The shareholder vote on proposal 4 is advisory and nonbinding, and serves only as a recommendation to our Board.

        Our Board recommends you vote "FOR" proposal 4.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        On January 12, 2012, our Audit Committee voted to appoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (our fiscal year being a calendar year). Ernst & Young LLP acted as our independent registered public accounting firm for 2010 and 2011. A representative of Ernst & Young LLP is expected to be present at the meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the meeting. Proposal 5 is nonbinding. If the appointment is not ratified, our Audit Committee will consider whether to appoint another independent registered public accounting firm in its discretion. If the appointment is ratified, our Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it determines that such a change would be advisable.

        The fees for services provided by Ernst & Young LLP to us for the last two fiscal years were as follows:

	2010	2011
Audit Fees	$663,650	$661,300
Audit Related Fees	—	—
Tax Fees	15,700	16,700

Subtotal	679,350	678,000
All Other Fees	—	—

Total Fees	$679,350	$678,000

        Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent registered public accounting firm and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent registered public accounting firm unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and the Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible to report to our Audit Committee regarding compliance with these policies and procedures.

        Our Audit Committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, our Audit Committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

        All services for which we engaged our independent registered public accounting firm in 2010 and 2011 were approved by our Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2010 and 2011 are set forth above. The tax fees charged by Ernst & Young LLP during 2010 and 2011 were for tax compliance services related to our income tax returns for the fiscal years ended December 31, 2009 and 2010, respectively. Our Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP's providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

        The affirmative vote of a majority of the votes cast will be necessary for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The shareholder vote on proposal 5 is advisory and nonbinding and serves only as a recommendation to our Board.

        Our Board recommends you vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

 SOLICITATION OF PROXIES

        Proxies may be solicited, without additional compensation, by our Trustees, officers and employees, and by RMR and its directors, officers and employees by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. We will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of our common shares and to obtain their voting instructions. We will reimburse those firms for their expenses. In addition, we have retained Innisfree to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses. We have agreed to indemnify Innisfree against certain liabilities arising out of our agreement with Innisfree.

TRUSTEES AND EXECUTIVE OFFICERS

        The following are the ages and recent principal occupations, as of February 20, 2012, of our nominees, Trustees and executive officers. Unless otherwise specified, the business address of our nominees, Trustees and executive officers is c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Independent Trustee Nominee for a Term Expiring in 2015

JEFFREY P. SOMERS, Age: 68

        Mr. Somers has been one of our Independent Trustees since 2009. Mr. Somers has been, since 2010, Of Counsel to, and from 1995 to 2009, was a member, and for six of those years a managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Since 2002, Mr. Somers has served as a Director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker dealer. From 1995 to 2001 he served as a Trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, which is now part of Beth Israel Deaconess Hospital, among various other civic leadership roles. Mr. Somers has been an Independent Trustee of RMR Real Estate Income Fund, or RIF, and its predecessor funds since 2009 and was an Independent Trustee of RMR Funds Series Trust from 2009 until its later dissolution in 2009.(1) Mr. Somers has been an Independent Trustee of Government Properties Income Trust, or GOV, since 2009.

        Our Board concluded that Mr. Somers is qualified to serve as one of our Independent Trustees based upon, among other things, his expertise in legal, corporate governance and regulatory matters, his leadership role as a law firm managing member, his experience as a hospital trustee, including guiding the hospital's sale process, his service as a trustee of public investment companies, his experience in complex business transactions, his various civic roles, his familiarity with finance and accounting matters, his institutional knowledge gained through service on our Board for three years and his qualifying as an Independent Trustee in accordance with the requirements of the NYSE, the SEC and our bylaws. Mr. Somers is an Independent Trustee in Group I and, if elected at the meeting, his term will expire at our 2015 annual meeting of shareholders.

(1)
RIF, its predecessor funds and RMR Funds Series Trust are collectively referred to herein as the "RMR Funds."

Managing Trustee Nominee for a Term Expiring in 2015

BARRY M. PORTNOY, Age: 66

        Mr. Barry M. Portnoy has been one of our Managing Trustees since 1999. Mr. Portnoy has been a Managing Trustee of CommonWealth REIT, or CWH, Hospitality Properties Trust, or HPT, and GOV, since 1986, 1995 and 2009, respectively. He has been a Managing Director of Five Star Quality Care, Inc., or Five Star, and of TravelCenters of America LLC, or TA, since 2001 and 2006, respectively. Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc., or RMR Advisors, an SEC registered investment advisor. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy has been an Interested Trustee of RIF and its predecessor funds from shortly after their formation (the earliest of which was in 2002) and was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997. Mr. Barry Portnoy is the father of Mr. Adam Portnoy, our other Managing Trustee.

        Our Board concluded that Mr. Portnoy is qualified to serve as one of our Managing Trustees based upon, among other things, his demonstrated leadership capability, his extensive experience in and knowledge of the commercial real estate and senior living industries and real estate investment trusts, or REITs, his leadership position with RMR, his extensive public company director service, his professional skills and expertise in, among other things, legal and regulatory matters, his institutional knowledge earned through prior service on our Board and in key leadership positions with our manager and his qualifying as a Managing Trustee in accordance with the requirements of our bylaws. Mr. Portnoy is a Managing Trustee in Group I and, if elected at the meeting, his term will expire at our 2015 annual meeting of shareholders.

Independent Trustees Continuing in Office

JOHN L. HARRINGTON, Age: 75

        Mr. Harrington has been one of our Independent Trustees since 1999. Mr. Harrington was Chairman of the Board of the Yawkey Foundation (a charitable foundation) from 2002 to 2003 and since 2007, serving as one of its trustees since 1982 and as Executive Director from 1982 to 2006. He was also a Trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's Vice President and Chief Financial Officer prior to that time. He was President of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002. Mr. Harrington served as a Director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a Member of the Major League Baseball Executive Council from 1998 to 2001, Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980, Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant. Mr. Harrington has been an Independent Trustee of HPT and GOV since 1995 and 2009, respectively. Mr. Harrington has been an Independent Trustee of RIF and its predecessor funds since shortly after their formation (the earliest of which was in 2002) and was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington served as an Independent Director of Five Star from 2001 to 2003.

        Our Board concluded that Mr. Harrington is qualified to serve as one of our Independent Trustees based upon, among other things, his demonstrated leadership capability, his work on public company boards and board committees and in key management roles in various enterprises, his professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer, his expertise in compensation and benefits matters, his service with government and experience in public policy matters, his institutional knowledge earned through service on our own Board for 13 years and his qualifying as an Independent Trustee in accordance with the requirements of the NYSE, the SEC and our bylaws. Mr. Harrington is an Independent Trustee in Group II, and his term expires at our 2013 annual meeting of shareholders.

FREDERICK N. ZEYTOONJIAN, Age: 76

        Mr. Zeytoonjian has been one of our Independent Trustees since 2003. Mr. Zeytoonjian is the founder and has been Chairman and Chief Executive Officer of Turf Products, LLC, one of the largest distributors of lawn care equipment in the United States, for over 40 years. Mr. Zeytoonjian also has been an Independent Trustee of CWH since 1999.

        Our Board concluded that Mr. Zeytoonjian is qualified to serve as one of our Independent Trustees based upon, among other things, his demonstrated business leadership as a successful entrepreneur for decades, his work on public company boards and board committees, his experience in and knowledge of commercial real estate, his financial background and his institutional knowledge earned through service on our Board for nine years and his qualifying as an Independent Trustee in accordance with the requirements of the NYSE, the SEC and our bylaws. Mr. Zeytoonjian is an Independent Trustee in Group III, and his term expires at our 2014 annual meeting of shareholders.

Managing Trustee Continuing in Office

ADAM D. PORTNOY, Age: 41

        Mr. Adam D. Portnoy has been one of our Managing Trustees since 2007. Mr. Portnoy has been a Managing Trustee of CWH, HPT and GOV since 2006, 2007 and 2009, respectively. Mr. Portnoy has been an Interested Trustee of RIF and its predecessor funds since 2009. He has been President of CWH since 2011 and was an Executive Vice President of CWH from 2003 through 2006. He was President of GOV from 2009 until 2011. Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR. Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003. He has also been President of RIF and its predecessor funds since 2007 and was President of RMR Funds Series Trust from its formation in 2007 until its dissolution in 2009. Prior to becoming President in 2007, Mr. Portnoy served as Vice President of certain of the closed end RMR Funds beginning in 2004. Prior to 2004, Mr. Portnoy held various positions in the finance industry and public sector, including as a

Senior Investment Officer of the International Finance Corporation (a member of The World Bank Group) and Vice President of an investment bank. Mr. Portnoy is also currently Honorary Consul General of the Republic of Bulgaria to Massachusetts. Mr. Adam Portnoy is the son of Mr. Barry Portnoy, our other Managing Trustee.

        Our Board concluded that Mr. Portnoy is qualified to serve as one of our Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and REITs, his leadership position with RMR, his public company director service, his demonstrated management ability, his experience in investment banking, his government organization service, his institutional knowledge earned through service on our own Board for five years and in key leadership positions with our manager for eight years and his qualifying as a Managing Trustee in accordance with the requirements of our bylaws. Mr. Adam Portnoy is a Managing Trustee in Group II, and his term expires at our 2013 annual meeting of shareholders.

Executive Officers

DAVID J. HEGARTY, Age: 55

        Mr. Hegarty has been our President and Chief Operating Officer since 1999. Mr. Hegarty has been an executive officer and a Director of RMR for over five years and has been an Executive Vice President of RMR since 2006. Mr. Hegarty is a certified public accountant.

RICHARD A. DOYLE, JR., Age: 43

        Mr. Doyle has been our Treasurer and Chief Financial Officer since 2007. Mr. Doyle has been a Senior Vice President of RMR since 2007 and has been an employee of RMR since 2006. From 2005 to 2006, Mr. Doyle was the Director of Financial Reporting of Five Star. Mr. Doyle was a finance officer of Sun Life Financial Inc. from 1999 until 2005. Mr. Doyle is a certified public accountant.

        Except as noted with regard to Mr. Barry Portnoy and Mr. Adam Portnoy, there are no family relationships among any of our Trustees or executive officers. Our executive officers serve at the discretion of our Board.

        RMR, RMR Advisors, CWH, HPT, GOV, Five Star, TA and RIF may be considered to be affiliates of us. Each of RIF's predecessor funds and RMR Funds Series Trust may have been considered to be affiliates of us. RMR is a privately owned company that provides management services to public and private companies, including us, CWH, HPT, GOV, Five Star and TA. CWH is a publicly traded REIT that primarily owns office buildings and industrial properties. HPT is a publicly traded REIT that primarily owns hotels and travel centers. GOV is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Five Star is a publicly traded real estate based operating company in the healthcare and senior living services business. TA is a publicly traded real estate based operating company in the travel center business. RIF and each of its predecessor funds is or was a closed end investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act. RMR Funds Series Trust was an open end investment company registered under the 1940 Act prior to its dissolution in 2009.

 BOARD OF TRUSTEES

        Our business is conducted under the general direction of our Board as provided by our declaration of trust, our bylaws and the laws of the State of Maryland, the state in which we were organized on December 16, 1998.

        Three of our Trustees, John L. Harrington, Jeffrey P. Somers and Frederick N. Zeytoonjian, are our Independent Trustees within the meaning of our bylaws. Two of our Trustees, Adam D. Portnoy and Barry M. Portnoy, are our Managing Trustees within the meaning of our bylaws.

        Our bylaws require that a majority of our Board be Independent Trustees. In determining the status of those Trustees who qualify as Independent Trustees, each year our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Trustees. When assessing a Trustee's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation.

        Our Board has determined that Messrs. Harrington, Somers and Zeytoonjian currently qualify as independent trustees under applicable NYSE rules and are Independent Trustees under our bylaws. In making that determination with respect to Mr. Harrington, our Board considered Mr. Harrington's service on the board of Five Star, a major tenant of ours, from 2001 until January 2004. Additionally, with respect to Mr. Zeytoonjian, our Board considered Mr. Zeytoonjian's service on the board of CWH since 1999. Our Board also considered each of these three Trustees' service in other enterprises and on the boards of other companies to which RMR and its affiliates provide management services. Our Board has concluded that none of these Trustees possessed or currently possesses any relationship that could impair his judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

        During 2011, our Board held ten meetings, our Audit Committee held seven meetings, our Compensation Committee held six meetings and our Nominating and Governance Committee held four meetings. In addition, during 2011 our ad hoc special committee formed in connection with our acquisition of 13 properties from CWH and our ad hoc special committee formed in connection with our transactions and agreements involving Five Star held five and four meetings, respectively. During 2011, each Trustee attended 75% or more of the total number of meetings of our Board and any committee of which he was a member during the time in which he served on our Board or such committee. All of our Trustees attended last year's annual meeting of shareholders.

        Pursuant to our Governance Guidelines, our Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of our Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside.

        We do not maintain directors' and officers' liability insurance for our Trustees and officers. Subject to certain limitations, our declaration of trust, our bylaws and separate indemnification agreements require that we indemnify our Trustees and officers.

Board Leadership Structure

        Our Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. Our Independent Trustees are not employees of RMR, are not involved in our day to day activities and are persons who qualify as independent under our bylaws and the applicable rules of the NYSE and SEC. Our Managing Trustees are not Independent Trustees and have been employees of RMR or involved in our day to day activities for at least one year. Our Board is composed of three Independent Trustees and two Managing Trustees. Our President and our Treasurer are not members of our Board, but they regularly attend Board meetings, as does our Director of Internal Audit. Other officers of RMR also sometimes attend Board meetings at the invitation of our Board.

        Our Audit, Compensation and Nominating and Governance Committees are comprised solely of our Independent Trustees, and an Independent Trustee serves as Chair of each such committee. Our three standing committees have responsibilities related to our leadership and governance, including among other things: (1) our Audit Committee reviews our financial reports, oversees our accounting and financial reporting processes, selects our independent accountants, determines the compensation paid to our independent accountants and assists our Board with its oversight of our internal audit function and our compliance with legal and regulatory requirements; (2) our Compensation Committee annually evaluates the performance of our Director of Internal Audit and approves the compensation we pay to him, determines any compensation that we directly pay to our President, reviews and approves any compensation that we directly pay to our Treasurer and any other senior executive of ours who is also a senior executive of RMR, reviews our business and property management agreements with RMR, evaluates RMR's performance under those agreements and the expenses, costs and compensation we pay under those agreements, approves those expenses, costs and compensation that we pay under those agreements, determines whether those agreements will be renewed, amended, terminated or allowed to expire and administers all our equity compensation awards; and (3) our Nominating and Governance Committee considers nominees to serve on our Board, recommends to our Board nominees for election to our Board, assesses our Board's performance and reviews and assesses our Board leadership structure and Governance Guidelines and recommends to the Board any changes it determines appropriate. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agenda for their respective committee meetings, but committee members, our Managing Trustees or members of our management may suggest agenda items to be considered by these committees.

        We do not have a Chairman of our Board or a lead Independent Trustee. The President, any Managing Trustee or any two Independent Trustees may call a special meeting. Our Managing Trustees, in consultation with our President and Treasurer, set the agenda for our Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, our President or our Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. Our Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. Our Independent Trustees meet to consider Company business without the attendance of our Managing Trustees or our officers, and they meet separately with our officers, with our Director of Internal Audit and with our outside accountants. In such meetings of our Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        In light of the size of our Board and the oversight provided by and involvement of our Independent Trustees and Board committees in the leadership of our Company, our Board considers that our current leadership structure and conduct combines appropriate leadership with the ability to conduct our business efficiently and with appropriate care and attention.

Risk Oversight

        Our Board oversees risk as part of its general oversight of our Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of our Company is conducted by RMR, and RMR implements risk management in its activities. In discharging their oversight responsibilities, our Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, regulatory and legislative updates that may impact us, legal proceedings updates and reports on other business related matters, and discusses such matters among themselves and with representatives of RMR, counsel and our independent accountants. Our Audit Committee, which meets at least quarterly and reports its findings to our Board, performs a lead role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent registered public accounting firm regarding potential risks, including risks related to our internal controls. Our Audit Committee also annually reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping our Company systematically evaluate the effectiveness of our risk management, control and governance processes, and periodically meets with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management. Our Compensation Committee also evaluates the performance of our Director of Internal Audit and RMR's performance under our business and property management agreements. Also, our Compensation Committee and our Board consider the fact that we have a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. We believe that the use of share grants vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages our management to make longer term, less risk prone decisions.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for our Company to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our Company's ability to manage risk is subject to substantial limitations.

BOARD COMMITTEES

        We have a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, each of which has a written charter. Each of the above committees is currently comprised of Messrs. Harrington, Somers and Zeytoonjian, who are independent under applicable NYSE listing standards and each committee's respective charter, and, in the case of our Audit Committee, the applicable independence requirements of the SEC. In 2011, we formed an ad hoc special committee in connection with our consideration of the acquisition of 13 additional properties leased to medical providers or medical related businesses, clinics and biotech laboratory tenants, or MOBs, from CWH, as more fully described below in the section entitled Related Person Transactions and Company Review of Such Transactions, comprised of Messrs. Harrington and Somers, who are our Independent Trustees

who are not also trustees of CWH. We also formed an ad hoc special committee comprised of our Independent Trustees in connection with our transactions and agreements involving Five Star. Our Audit Committee, Compensation Committee and Nominating and Governance Committee are delegated the powers of our Board necessary to carry out their responsibilities.

        Our Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The primary function of our Audit Committee is to assist our Board in fulfilling its responsibilities for oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) our independent registered public accounting firm's qualifications and independence; and (4) the performance of our internal audit function and independent registered public accounting firm. Our Board has determined that Mr. Harrington is our Audit Committee financial expert and is "independent" as defined by the rules of the SEC and the NYSE. Our Board's determination that Mr. Harrington is our Audit Committee financial expert was based upon his experience as: (i) Executive Director of a large charitable organization; (ii) Chief Executive Officer of a major professional sports business; (iii) a member of our Audit Committee and of the audit committees of other publicly owned companies; (iv) a certified public accountant; (v) a Director of a large national bank; and (vi) a college professor of accounting. Additionally, our Board has determined that Mr. Harrington's simultaneous service on the audit committees of HPT, GOV and RIF will not impair his ability to effectively serve on our Audit Committee. Under its charter, our Audit Committee has the final authority and responsibility to select our independent registered public accounting firm.

        Our Compensation Committee's primary responsibilities include: (1) reviewing the terms of RMR's business management and property management agreements with us, evaluating the performance of RMR under these agreements and the expenses, costs and compensation we pay under these agreements, approving those expenses, costs and compensation that we are required to pay under these agreements and making determinations regarding continuance of or changes to these agreements; (2) evaluating the performance of our President and determining and approving any compensation, including any equity compensation, paid directly by us to our President; (3) evaluating the performance of our Director of Internal Audit and determining the compensation payable to him and the costs of our internal audit function generally; (4) evaluating, approving and administering all of our equity compensation plans; (5) evaluating whether our executive compensation programs encourage appropriate levels of risk taking by our executives; and (6) reviewing and considering the incentives and risks associated with our compensation policies and practices.

        The responsibilities of our Nominating and Governance Committee include: (1) identification of individuals qualified to become members of our Board and recommending to our Board the Trustee nominees for each annual meeting of shareholders or when Board vacancies occur; (2) development, and recommendation to our Board of governance guidelines; and (3) evaluation of the performance of our Board.

        The charter of each of our standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter.

        Our policy with respect to Board members' attendance at our annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website at www.snhreit.com. In addition to our Governance Guidelines, copies of the charters of our Audit, Compensation and Nominating and Governance Committees, as well as our Code of Business Conduct and Ethics, may be obtained free of charge at our website, www.snhreit.com, or by writing to our Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder or other interested person who desires to communicate with our Independent Trustees or any Trustees, individually or as a group, may do so by filling out a report at our website, www.snhreit.com, by calling our toll-free confidential message system at (866) 511-5038 or by writing to the party for whom the communication is intended, c/o Director of Internal Audit, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Our Director of Internal Audit will then deliver any communication to the appropriate party or parties.

SELECTION OF CANDIDATES FOR TRUSTEES;
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND OTHER PROPOSALS

        Our Board has established Governance Guidelines which, together with our declaration of trust and our bylaws, set forth the qualifications for service on our Board. Our Governance Guidelines may be changed from time to time by our Board upon the recommendation of our Nominating and Governance Committee. Our Board makes nominations of persons to be elected by shareholders as Trustees. Our Board also elects Trustees to fill Board vacancies that may occur from time to time. In both these circumstances, our Board will act upon recommendations made by our Nominating and Governance Committee.

        In considering candidates to serve as Trustees, our Nominating and Governance Committee seeks individuals who have qualities that the Committee believes will be effective in serving our long term best interests. Among the characteristics that the Committee considers are the following: integrity, experience, achievements, judgment, intelligence, competence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, likelihood that a candidate will be able to serve on our Board for an extended period and other matters that our Nominating and Governance Committee deems appropriate. While our Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, due consideration is given to our Board's desire for an overall balance of diversity of perspectives, backgrounds and experiences. Our Board does not consider gender, sexual orientation, race, religion, ethnicity, national origin or citizenship to be relevant considerations and does not discriminate on the basis of such criteria. When considering candidates, our Nominating and Governance Committee will also assist our Board in determining the desired mix of experience, skills, attributes and other criteria that will strengthen our Board in a way that best serves the long term interests of our Company and complement the experience, skills, attributes and qualifications of existing Trustees. Depending on whether the position to be filled is that of an Independent Trustee or a Managing Trustee, the qualifications of the candidate to meet the criteria for each such category of Trustee is considered. In seeking candidates for Trustee who have not previously served as our Trustees, the Nominating and Governance Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Board members and, if it considers it appropriate, the Nominating and Governance Committee may engage a professional search firm. In addition to other criteria, our bylaws require that nominees submit any additional information required in connection with our license or regulation by state insurance or healthcare regulatory authorities.

        In 2011, we did not pay any third party to identify or to assist in the evaluation of any candidate for election to our Board. We did not receive any shareholder recommendations or nominations for our Board for the 2012 annual meeting of shareholders, except the nominations made by our Board and recommendations by our Nominating and Governance Committee, each of which includes Board members who are shareholders of record.

        Shareholder Recommendations for Nominees.    A responsibility of our Nominating and Governance Committee is to consider candidates for election as Trustees who are properly recommended by shareholders. To be considered by our Nominating and Governance Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of our Nominating and Governance Committee and our Secretary, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to our Nominating and Governance Committee's deliberations. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any recommended nominee will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

        The preceding paragraph applies only to shareholder recommendations for nominees to our Nominating and Governance Committee. A shareholder nomination must be made in accordance with the provisions of our bylaws, including the procedures discussed below, and applicable state and federal laws.

        2013 Annual Meeting Deadlines for Shareholder Proposals Pursuant to Rule 14a-8 under the Exchange Act.    Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2013 annual meeting of shareholders must be received at our principal executive offices on or before October 24, 2012, in order to be considered for inclusion in our proxy statement for our 2013 annual meeting of shareholders, provided that if we hold our 2013 annual meeting on a date that is more than 30 days before or after May 17, 2013, shareholders must submit proposals for inclusion in our 2013 proxy statement within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials unless conditions specified in the rule are met.

        2013 Annual Meeting Deadlines for Shareholder Nominations and Shareholder Proposals not Made Pursuant to Rule 14a-8 under the Exchange Act.    In order for one or more shareholders properly to propose a nominee for election to our Board or propose business outside of Rule 14a-8 under the Exchange Act, the shareholder(s) must comply in all respects with the advance notice and other provisions set forth in our bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, share ownership and submission of specified information. For example, to nominate a Trustee for election to our Board at our annual meeting, the shareholder(s) must, among other things: (1) at the date such shareholder gives its advance notice, hold individually or in the aggregate at least 3% of our shares entitled to vote at the meeting on such election and must have held such shares continuously for at least three years and continuously hold such shares through and including the time of the annual meeting (including any adjournment or postponement thereof); (2) be a shareholder of record at the time of giving notice through and including the time of the annual meeting (including any adjournment or postponement thereof); (3) be entitled to make nominations and to vote at the meeting on such election; (4) hold a certificate for all shares of beneficial interest of the Company owned by such shareholder during all times described in clause (1); and (5) comply with the advance notice procedures as to such nomination. The advance notice must set forth detailed specified information about the nominee and the nominee's affiliates and associates, the shareholder making the nomination and affiliates and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder's nomination.

        As a further example, to propose other business to be considered by the shareholders at our annual meeting (other than the nomination of individuals for election to our Board), the shareholder must: (1) have continuously held at least $2,000 in market value, or 1% of our shares entitled to vote at the meeting on the proposal for such business for at least one year from the date the shareholder gives its advance notice and continuously hold such shares through and including the time of the annual meeting (including any adjournment or postponement thereof); (2) be a shareholder of record at the time of giving notice through and including the time of the annual meeting (including any adjournment or postponement thereof); (3) be entitled to propose such business and to vote at the meeting on the proposal for such business; (4) hold a certificate for all shares of beneficial interest of the Company owned by such shareholder during all times described in clause (1); and (5) comply with the advance notice procedures as to such business. The advance notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        In addition, at the same time as the submission of a shareholder nomination or proposal for consideration at a meeting of our shareholders that, if elected or approved and implemented by us, would cause us to be in breach of any covenant in or in default under any debt instrument or agreement or other material agreement of ours or any subsidiary of ours, the shareholder must submit to our Secretary (i) evidence satisfactory to our Board of the lender's or contracting party's willingness to waive the breach of covenant or default, or (ii) a detailed plan for repayment of the applicable indebtedness or curing the contractual breach or default and satisfying any resulting damage, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to our Board in its discretion, and evidence of the availability to us of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to us, as determined by our Board in its discretion. Additionally, if (i) the submission of a shareholder nomination or proposal of other business to be considered at a shareholders meeting could not be considered or, if elected or approved, implemented by us without our or any subsidiary of ours, or the proponent shareholder, the nominee, the holder of proxies or their respective affiliates or associates filing with or otherwise notifying or obtaining the consent, approval or other action of any governmental or regulatory body, or a governmental action, or (ii) such shareholder's ownership of our shares or any solicitation of proxies or votes or holding or exercising proxies by such shareholder, the nominee or their respective affiliates or associates would require governmental action, then, at the same time as the submission of the shareholder nomination or proposal of other business, the proponent shareholder shall submit to our Secretary (x) evidence satisfactory to our Board that any and all governmental action has been given or obtained, including, without limitation, such evidence as our Board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the governmental action prior to the election of the nominee or the implementation of the proposal for other business, which plan must be satisfactory to our Board in its discretion.

        Our bylaws require that shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at our 2013 annual meeting of shareholders must be submitted, in accordance with the requirements of our bylaws, not later than 5:00 p.m. Eastern time on October 24, 2012 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than September 24, 2012; provided, that, if our 2013 annual meeting is called for a date that is more than 30 days earlier or later than May 17, 2013, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (1) notice of the date of our 2013 annual meeting is mailed or otherwise made available or (2) public announcement of the date of our 2013 annual meeting is first made by us.

        The foregoing description of the procedures for a shareholder to propose a nomination for election to our Board or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of our bylaws, including the provisions that concern shareholder recommendations and the requirements for shareholder nominations and other proposals, may be obtained by writing to our Secretary at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website at www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions. Under our declaration of trust and our bylaws, a shareholder is obligated to indemnify us for costs and expenses we incur arising from the shareholder's breach or failure to fully comply with any covenant, condition or provision of our declaration of trust or our bylaws, including costs and expenses we may incur as a result of the shareholder's failure to comply with the requirements to make nominations and proposals.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

        We do not have any employees. None of our executive officers has an employment agreement with us or any agreement that becomes effective upon his termination or a change in control of us. Our manager, RMR, provides services that otherwise would be provided by employees. RMR conducts our day to day operations on our behalf and compensates our named executive officers, Messrs. Hegarty and Doyle, directly and in its sole discretion in connection with their services rendered to RMR and to us. We do not pay our executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under our share award plans discussed below. Although our Compensation Committee reviews and approves our business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as our Director of Internal Audit. Our payments to RMR are described in Related Person Transactions and Company Review of Such Transactions in this proxy statement.

        In September 2011, the Chair of our Compensation Committee met with our Managing Trustees and the chairs of the compensation committees of the other public REITs, the RMR Funds and the operating companies for which RMR and its affiliates provide management services. RMR provides management services to: (1) HPT, a publicly traded REIT that primarily owns hotels and travel centers; (2) CWH, a publicly traded REIT that primarily owns office buildings and industrial properties; (3) Five Star, a publicly traded real estate based operating company in the healthcare and senior living services business; (4) TA, a publicly traded real estate based operating company in the travel center business; and (5) GOV, a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. The purpose of this meeting was, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable by us to our Director of Internal Audit who provides services to us and to other companies managed by RMR and its affiliates, to consider the allocation of internal audit and related services costs among us and other companies to which RMR or its affiliates provide internal audit and related services, to provide a comparative understanding of potential share grants by us and the other affected companies and to hear and consider recommendations from our Managing Trustees concerning potential share grants. The share grants made by the companies and other REITs managed by RMR and its affiliates are considered to be appropriately comparable because of the similarities between certain services we require from our share grantees and the services provided to these other companies and, in particular, with respect to the other REITs managed by RMR. Subsequent to this meeting, the members of our Compensation Committee held a meeting at which the Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to executive officers. Our Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2011 share grants: (1) the value of the proposed share grants; (2) the historical awards previously granted to each executive officer and the corresponding values at the time of the grants; (3) the recommendations by RMR as presented by our Managing Trustees; (4) the value of share grants to executive officers providing comparable services at other REITs and companies managed by RMR; (5) changes, if any, in the responsibilities assigned to, or assumed by, each executive officer during the past year and on a going forward basis; (6) the length of historical services to us by each executive officer; (7) the responsibilities of each executive officer and the Committee's perception regarding the quality of the services provided by each executive officer in carrying out those responsibilities; and (8) our financial and operating performance in the past year and our perceived future prospects. Our Compensation Committee's starting premise each year is to award our named executive officers the same number of shares as they were awarded in the prior year in an effort to meet recipients' expectations. Our Compensation Committee then considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach using these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis using the various factors at our Compensation Committee's sole discretion. Our executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from us. Our Compensation Committee did not engage compensation consultants to participate in the determination or recommendation of the amount or form of executive compensation.

        In evaluating our compensation process for 2011, our Compensation Committee generally considered the results of the 2011 advisory vote of our shareholders on the compensation of the executive officers named in our 2011 proxy statement. Our Compensation Committee noted that 97%

of votes cast approved of the compensation of those executive officers as described in our 2011 proxy statement. Our Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices.

Analysis of Grants under Our Share Award Plans

        Although we do not pay any cash compensation directly to our officers and have no employees, we have adopted share award plans to reward our executive officers and other RMR employees who provide services to us and to foster a continuing identity of interest between them and our shareholders. We award shares under our share award plans to recognize our executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of our executives with those of our other shareholders and motivate the executives to remain employees of our manager and to continue to provide services to us through the term of the awards.

        Under its charter, our Compensation Committee evaluates, approves and administers our equity compensation plans, which currently consist solely of our share award plans providing for the grants of our common shares. The Compensation Committee has historically determined to use grants of restricted common shares rather than stock options as equity compensation. Because the value of our common shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, we believe a conventional stock option plan might not provide appropriate incentives for management for a business like ours, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because we believe a stock option plan may encourage excessive short term risk taking, we have historically granted restricted shares rather than stock options.

        Our Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that it deems reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the other REITs and other RMR managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the value of the share awards proposed for our officers in light of the proposed awards for officers with comparable roles at the other companies. Our Compensation Committee reviewed the data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because our Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2011, the Compensation Committee considered the foregoing factors and decided to award the same number of shares to our President as those awarded in 2010 in accordance with the recommendation of our Managing Trustees. Our Compensation Committee decided to award an increased number of shares to our Treasurer over those awarded in 2010 in accordance with the recommendation of our Managing Trustees. In addition, the Compensation Committee determined to grant a larger number of shares to Mr. Hegarty than Mr. Doyle due to Mr. Hegarty's more senior position and his greater length of service to us. The Compensation Committee considered the overall contributions of each officer to us during 2011 to be at a high level.

        We determine the fair market value of the shares granted based on the closing price of our common shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted common shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to us. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to us and to the recipients. In the event a recipient granted a share award ceases to perform duties for us or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, we may repurchase for nominal consideration the common shares that have not yet vested. As with other issued common shares, vested and unvested shares awarded under our share award plans are entitled to receive distributions that we make on our common shares.

        Because the schedule for consideration of share awards by our Compensation Committee and our Board is determined on a regular schedule (i.e., in September for our officers and employees of RMR and at the first meeting of our Board after the annual meeting of shareholders for our Board members), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

        We believe that our compensation philosophy and programs are designed to foster a business culture that aligns the interests of our executive officers with those of our shareholders. We believe that the equity compensation of our executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

COMPENSATION COMMITTEE REPORT

        The undersigned members of the Compensation Committee have reviewed and discussed the Compensation Discussion and Analysis with our management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2011.

COMPENSATION COMMITTEE Frederick N. Zeytoonjian, Chairman John L. Harrington Jeffrey P. Somers

COMPENSATION TABLES

        The following tables provide: (1) summary 2011, 2010 and 2009 compensation information relating to our named executive officers; (2) information with respect to share awards made to, or held by, our named executive officers during the periods or at the dates specified below; and (3) compensation information relating to our Trustees for 2011. Our named executive officers consist of two individuals, our President and Chief Operating Officer and our Treasurer and Chief Financial Officer, the compensation of whom is required to be reported in this proxy statement under the rules of the SEC. None of our named executive officers are employed by us. Our manager, RMR, provides services that otherwise would be provided by employees and compensates our named executive officers directly and in RMR's sole discretion in connection with their services rendered to RMR and to us. We do not pay our executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under our share award plans.

SUMMARY COMPENSATION TABLE FOR 2011, 2010 AND 2009

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David J. Hegarty	2011	$227,050	$27,606	$254,656
President and Chief Operating Officer	2010	$230,945	$25,708	$256,653
	2009	$183,920	$21,882	$205,802
Richard A. Doyle	2011	$179,250	$15,701	$194,951
Treasurer and Chief Financial Officer	2010	$145,860	$11,655	$157,515
	2009	$96,800	$7,646	$104,446

(1)
Represents the grant date fair value of shares granted in 2011, 2010 and 2009, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

(2)
Consists of distributions in each year on unvested shares.

GRANTS OF PLAN BASED AWARDS FOR 2011
(Shares granted in 2011, including vested and unvested grants)

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)
David J. Hegarty	9/16/11	9,500 Common Shares	$227,050
Richard A. Doyle	9/16/11	7,500 Common Shares	$179,250

(1)
Represents the value based upon the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

        Share awards granted by us to executive officers in 2011 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient granted a share award ceases to perform duties for us or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, we may repurchase the common shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under our share award plans are eligible to receive distributions that we make on our shares on the same terms as other holders of our common shares.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2011
(Shares granted in 2011 and prior years, which have not yet vested)

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David J. Hegarty	2011	7,600	$170,544
	2010	5,700	$127,908
	2009	3,800	$85,272
	2008	1,800	$40,392
Richard A. Doyle	2011	6,000	$134,640
	2010	3,600	$80,784
	2009	2,000	$44,880
	2008	800	$17,952

(1)
Share awards granted by us to our executive officers provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. The shares granted in 2011 were granted on September 16, 2011; the shares granted in 2010 were granted on September 17, 2010; the shares granted in 2009 were granted on September 17, 2009; and the shares granted in 2008 were granted on September 22, 2008. At our option, in the event a recipient granted a share award ceases to perform duties for us or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the recipient shall forfeit or we may repurchase all or a portion of the shares that have not yet vested.

(2)
Represents the value based upon the closing price of our shares on December 30, 2011.

STOCK VESTED FOR 2011
(Share grants that vested in 2011, including shares granted in prior years)

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
David J. Hegarty	9,000	$210,071
Richard A. Doyle	5,000	$117,165

(1)
Represents the value based upon the closing price on the 2011 dates of vesting of grants made in 2011 and prior years.

 TRUSTEE COMPENSATION FOR 2011
(2011 compensation; all share grants to Trustees vest at the time of grant)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
John L. Harrington	$62,500	$46,860	—	$109,360
Adam D. Portnoy(2)	$—	$46,860	—	$46,860
Barry M. Portnoy(2)	$—	$46,860	—	$46,860
Jeffrey P. Somers	$70,000	$46,860	—	$116,860
Frederick N. Zeytoonjian	$54,500	$46,860	—	$101,360

(1)
Represents the value based upon the closing price of our shares on the date of grant. This is also the compensation cost recognized by us for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation.

(2)
Our Managing Trustees do not receive cash compensation for their services as Trustees.

        Each Independent Trustee receives an annual fee of $30,000 for services as a Trustee, plus a fee of $750 for each meeting attended. Up to two $750 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. The chairpersons of our Audit Committee, Compensation Committee and Nominating and Governance Committee receive an additional $10,000, $5,000 and $5,000, respectively, each year. Under our Governance Guidelines, each Trustee is required to maintain the necessary level of expertise to perform his responsibilities as Trustee and we reimburse each Trustee for the out of pocket costs he incurs from attending continuing education programs. In 2011, Mr. Somers received $5,000 for serving as the chair of our ad hoc special committee that was formed in connection with our consideration of the acquisition of 13 additional MOBs from CWH and $7,500 for serving as the chair of our ad hoc special committee that was formed in connection with our transactions and agreements involving Five Star. In addition, each Trustee received a grant of 2,000 of our common shares in 2011. We generally reimburse all our Trustees for travel expenses incurred in connection with their duties as Trustees.

        Our Board believes it is important to align the interests of Trustees with those of our shareholders and for Trustees to hold equity ownership positions in our Company. Accordingly, our Board believes that a portion of each Trustee's compensation should be paid in shares. In determining the amount and composition of such compensation, our Board considers the compensation of trustees and directors of other comparable enterprises, both with respect to size and industry, including the compensation of trustees and directors of other companies managed by RMR.

        In 2011 our Board reviewed the compensation paid to our Trustees and determined both the amount of such compensation and the allocation of such compensation between equity based awards and cash. Our Managing Trustees do not receive any cash compensation for their services as Trustees, but they do receive common share grants equal to the share grants awarded to our Independent Trustees.

 AUDIT COMMITTEE REPORT

        In the course of our oversight of the Company's financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2011; (2) discussed with Ernst & Young LLP, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

AUDIT COMMITTEE John L. Harrington, Chairman Jeffrey P. Somers Frederick N. Zeytoonjian

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Unless otherwise indicated, the information set forth below is as of February 17, 2012. The following table sets forth information regarding the beneficial ownership of our common shares (not including any fractional shares that may be beneficially owned by such persons) by: (1) each person or entity known to us to be the beneficial owner of more than 5% of our outstanding common shares; (2) each of our Trustees, nominees and the persons listed in the Compensation Tables in this proxy statement; and (3) our Trustees and executive officers as a group. Unless otherwise indicated, we believe that each owner named below has sole voting and investment power for all our common shares shown to be beneficially owned by that person or entity. As of the date first set forth in this paragraph, we do not know of any outstanding rights to acquire our shares of the type specified in Rule 13d-3(d)(1) under the Exchange Act.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Share Class(2)
Beneficial Owners of More Than 5% of Our Common Shares
The Vanguard Group, Inc.(3)	14,636,886	8.99%
Cohen & Steers, Inc.(4)	13,304,290	8.18%
BlackRock, Inc.(5)	11,191,749	6.88%
Morgan Stanley(6)	8,962,136	5.5%
LaSalle Investment Management, Inc. and LaSalle Investment Management (Securities), L.P.(7)	8,744,109	5.4%
Invesco Ltd.(8)	8,675,719	5.3%
Trustees, Nominees and Executive Officers
Barry M. Portnoy	199,949	*
Adam D. Portnoy	104,779	*
David J. Hegarty(9)	77,170	*
Richard A. Doyle	25,000	*
John L. Harrington	15,500	*
Frederick N. Zeytoonjian	9,500	*
Jeffrey P. Somers	8,000	*
All Trustees and executive officers as a group (seven persons)(9)	439,898	*

*
Less than 1% of our common shares.

(1)
Unless otherwise indicated, the address of each identified person or entity is: c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Our declaration of trust and bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our shares. The percentages indicated are based upon the number of shares shown divided by the 162,646,046 of our common shares outstanding as of February 17, 2012.

(3)
This information is as of December 31, 2011, and is based on a Schedule 13G/A filed with the SEC on February 10, 2012, by The Vanguard Group, Inc., or Vanguard. According to the Schedule 13G/A filed by Vanguard, the address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. In the Schedule 13G/A filed by Vanguard, Vanguard reports having sole voting power over 113,058 shares, sole dispositive power over 14,523,828 shares and shared dispositive power over 113,058 shares. Additionally, the Schedule 13G/A filed by Vanguard reports that Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 113,058 shares as a result of its serving as investment manager of collective trust accounts, and that Vanguard Fiduciary Trust Company directs the voting of those shares. In addition, Vanguard Specialized Funds—Vanguard REIT Index Fund, or Vanguard REIT Index Fund, also filed a Schedule 13G/A with the SEC on January 26, 2012, reporting beneficial ownership of 6,947,404 of our shares and that it has sole voting power over those shares.

  According to the Schedule 13G/A filed by Vanguard REIT Index Fund, the address of Vanguard REIT Index Fund is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Vanguard has confirmed that the 6,947,404 of our shares reported as beneficially owned by Vanguard REIT Index Fund as of December 31, 2011 in its Schedule 13G/A are included in the 14,523,828 of our shares reported as beneficially owned by Vanguard in its Schedule 13G/A.

(4)
This information is as of December 31, 2011, and is based on a Schedule 13G/A filed with the SEC on February 14, 2012, by Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. Based on the information provided in that Schedule 13G/A, the address of Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, New York 10017. According to that same Schedule 13G/A, Cohen & Steers, Inc. reports beneficial ownership of and sole dispositive power over 13,304,290 shares and sole voting power over 5,550,493 shares, and Cohen & Steers Capital Management, Inc. reports beneficial ownership of and sole dispositive power over 13,179,037 shares and sole voting power over 5,550,493 shares. In that Schedule 13G/A, Cohen & Steers, Inc. reports that it is the parent holding company of Cohen & Steers Capital Management, Inc. and holds a 100% interest in Cohen & Steers Capital Management, Inc. According to that same Schedule 13G/A, Cohen & Steers Europe S.A., which is an investment advisor that is 100% jointly owned by Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc., reports beneficial ownership of and sole dispositive power over 125,253 shares.

(5)
This information is as of December 31, 2011, and is based solely on a Schedule 13G/A filed with the SEC on February 13, 2012, by BlackRock, Inc. Based on the information provided in that Schedule 13G/A, the address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022, and BlackRock, Inc., which reports beneficial ownership of and sole voting and dispositive power over 11,191,749 shares, is the parent holding company or control person for certain subsidiaries that have acquired our shares and that are listed in that Schedule 13G/A.

(6)
This information is as of December 31, 2011, and is based solely on a Schedule 13G/A filed with the SEC on February 8, 2012, by Morgan Stanley and Morgan Stanley Investment Management Inc. Based on the information provided in that Schedule 13G/A, the addresses of Morgan Stanley and Morgan Stanley Investment Management Inc. are 1585 Broadway, New York, New York 10036 and 522 Fifth Avenue, New York, New York 10036, respectively. According to that same Schedule 13G/A, the Schedule 13G/A reflects the shares beneficially owned, or that may be deemed to be beneficially owned, by certain operating units of Morgan Stanley and its subsidiaries and affiliates and does not reflect shares, if any, beneficially owned by any operating units of Morgan Stanley and its subsidiaries and affiliates whose ownership of shares is disaggregated from that of those operating units. Additionally, according to that same Schedule 13G/A, the shares being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Investment Management Inc., an investment adviser and a wholly-owned subsidiary of Morgan Stanley. In that Schedule 13G/A, Morgan Stanley reported beneficially owning and having sole dispositive power over 8,962,136 shares and having sole voting power over 7,554,298 shares, and Morgan Stanley Investment Management Inc. reported beneficially owning and having sole dispositive power over 8,962,136 shares and having sole voting power over 7,554,298 shares.

(7)
This information is as of December 31, 2011, and is based solely on a Schedule 13G filed with the SEC on February 10, 2012, by a group consisting of LaSalle Investment Management, Inc. and

  LaSalle Investment Management (Securities), L.P. Based on the information provided in that Schedule 13G, the address of LaSalle Investment Management, Inc. is 200 East Randolph Drive, Chicago, Illinois 60601, and the address of LaSalle Investment Management (Securities), L.P. is 100 East Pratt Street, Baltimore, Maryland 21202. According to that same Schedule 13G, LaSalle Investment Management, Inc. reports beneficial ownership of and sole dispositive power over 435,589 shares, and LaSalle Investment Management (Securities), L.P. reports beneficial ownership of and sole dispositive power over 8,308,520 shares and sole voting power over 1,071,159 shares.

(8)
This information is as of December 31, 2011, and is based solely on a Schedule 13G/A filed with the SEC on February 10, 2012, by Invesco Ltd. Based on the information provided in that Schedule 13G/A, the address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309. According to that same Schedule 13G/A, the following subsidiaries of Invesco Ltd. are investment advisers that hold the common shares and have voting and dispositive power as follows: Invesco Advisors, Inc. has sole voting power over 2,536,715 shares, shared voting power over 24,214 shares, sole dispositive power over 8,588,337 shares and shared dispositive power over 16,901 shares; Invesco PowerShares Capital Management has sole voting and dispositive power over 34,263 shares; Invesco Investment Advisers, LLC has sole voting and dispositive power over 32,296 shares; Stein Roe Investment Counsel, Inc. has sole voting and dispositive power over 3,000 shares; Invesco PowerShares Capital Management Ireland Ltd. has sole voting and dispositive power over 422 shares; and Invesco National Trust Company has sole voting and dispositive power over 500 shares.

(9)
Includes 230 common shares owned jointly by Mr. Hegarty and his wife.

RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS

        We have adopted written Governance Guidelines that address, among other things, the consideration and approval of any related person transactions. Under these Governance Guidelines, we may not enter into any transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews, authorizes and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction shall be reviewed, authorized and approved or ratified by both (1) the affirmative vote of a majority of our entire Board and (2) the affirmative vote of a majority of our Independent Trustees. The Governance Guidelines further provide that, in determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, shall act in accordance with any applicable provisions of our declaration of trust, consider all of the relevant facts and circumstances and approve only those transactions that are fair and reasonable to us. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies described above. In the case of transactions with us by RMR employees (other than our Trustees and executive officers) subject to our Code of Business Conduct and Ethics, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested.

        We have no employees. Personnel and various services we require to operate our business are provided to us by RMR. We have two agreements with RMR to provide management and administrative services to us: (1) a business management agreement and (2) a property management agreement. One of our Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Our other Managing Trustee, Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is an owner of RMR and serves as President and Chief Executive Officer and as a Director of RMR. Each of our executive officers is also an officer of RMR, and our President and Chief Operating Officer is a Director of RMR. Additionally, Mr. Barry Portnoy's son-in-law, who is Mr. Adam Portnoy's brother-in-law, is an officer of RMR. RMR has approximately 740 employees and provides management services to other companies in addition to us.

        Our Board has given our Compensation Committee, which is comprised exclusively of our Independent Trustees, authority to act on our behalf with respect to our management agreements with RMR. The charter of our Compensation Committee requires the Committee annually to review the terms of these agreements, evaluate RMR's performance under the agreements and renew, amend, terminate or allow to expire the management agreements.

        On October 26, 2011, we and RMR entered into an amended and restated business management agreement, or the business management agreement. The business management agreement provides for compensation to RMR at an annual rate equal to the sum of (a) 0.5% of the average book value of the assets owned by us or our subsidiaries as of October 12, 1999, and (b) 0.7% of the average historical cost of our other real estate investments, as described in the business management agreement, up to the first $250.0 million of such investments, and 0.5% thereafter. In addition, RMR receives an incentive fee equal to 15% of the product of (i) the weighted average of our common shares outstanding on a diluted basis during a fiscal year and (ii) the excess if any of the FFO Per Share, as defined in the business management agreement, for such fiscal year over the FFO Per Share of the preceding fiscal year. The incentive fee is paid in our common shares and in any year shall not exceed $0.02 multiplied by the weighted average of our common shares outstanding during such year. The property management agreement provides for management fees for our MOB properties equal to 3.0% of gross rents and construction supervision fees on those properties equal to 5.0% of construction costs.

        In determining the fees payable by us to RMR under the business management agreement, the average invested capital of any assets we have acquired or may in the future acquire from another REIT to which RMR provides business management or property management services, or an RMR Managed REIT, will be equal to the applicable selling RMR Managed REIT's historical costs for those properties, determined in the manner specified in the business management agreement, rather than our acquisition costs for those properties. The business management agreement also provides that, with certain exceptions, if we determine to offer for sale or other disposition any real property that, at such time, is of a type within the investment focus of another RMR Managed REIT, we will first offer that property for purchase or disposition to that RMR Managed REIT and negotiate in good faith for such purchase or disposition.

        The aggregate business management and property management fees for 2011 were $25.3 million, including $449,000 as an incentive fee that we expect to pay in our common shares in March 2012.

        RMR also provides internal audit services to us in return for our pro rata share of the total internal audit costs incurred by RMR for us and other publicly owned companies managed by RMR and its affiliates, which amounts are subject to determination by our Compensation Committee. Our Audit Committee appoints our Director of Internal Audit. Our pro rata share of RMR's costs of providing this internal audit function was approximately $240,000 for 2011. These allocated costs are in addition to the business and property management fees we paid to RMR. We are generally responsible for all of our operating expenses, including certain expenses incurred by RMR on our behalf. We are not responsible for payment of RMR's employment, office or administration expenses incurred to provide management services to us, except for the employment and related expenses of RMR employees who provide on-site property management services and our pro rata share of the staff employed by RMR who perform our internal audit function.

        Both the business management agreement and the property management agreement automatically renew for successive one year terms unless we or RMR give notice of non-renewal before the end of an applicable term. We or RMR may terminate either agreement upon 60 days prior written notice. RMR may also terminate the property management agreement upon five business days notice if we undergo a change of control, as defined in the property management agreement. The current terms for these agreements expire on December 31, 2012, and will be subject to automatic renewal unless earlier terminated.

        Under our business management agreement with RMR, we acknowledge that RMR manages other businesses, which includes CWH, HPT, GOV, Five Star, TA and Sonesta International Hotels Corporation and will not be required to present us with opportunities to invest in properties that are primarily of a type that are within the investment focus of another business now or in the future managed by RMR. Under our business management agreement with RMR, RMR has also agreed not to provide business management services to any other REIT that is principally engaged in the business of owning senior apartments, congregate communities, assisted living facilities, nursing homes or MOBs, without the consent of our Independent Trustees. Each of the business management agreement and the property management agreement also includes arbitration provisions for the resolution of certain disputes, claims and controversies.

        RMR also leases from us approximately 4,100 square feet of office space for one of its regional offices. We earned approximately $180,000 in rental income from RMR in 2011, which we believe is commercially reasonable rent for such office space.

        Pursuant to our business management agreement, RMR may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of services to us. As part of this arrangement, we may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms with such vendors and suppliers.

        As part of our annual restricted share grants under our share award plans, we typically grant restricted shares to certain employees of RMR, some of whom are our executive officers. In 2011, we granted a total of 72,450 restricted shares with an aggregate value of $1.7 million to such persons, based upon the closing price of our common shares on the NYSE on the date of grant. One fifth of those restricted shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to the fees we pay to RMR.

        Five Star is our former subsidiary and our largest tenant and we are Five Star's largest stockholder. As of February 21, 2012, we owned 4,235,000 shares of common stock of Five Star (which includes the 1,000,000 shares of Five Star common stock we purchased from the underwriters in Five Star's public equity offering it completed in June 2011), which represented approximately 8.8% of Five Star's outstanding shares of common stock. On December 31, 2001, we distributed substantially all of Five Star's then outstanding shares of common stock to our shareholders. At the time of this spin off, all of the persons serving as Five Star's directors were also our Trustees. In order to effect this spin off of Five Star and to govern relations after the spin off, Five Star entered into agreements with us and others, including RMR, CWH and HPT. Since then Five Star has entered into various leases with us and other agreements that include provisions that confirm and modify these undertakings. Among other matters, these agreements provide that:

  •
  so long as we remain a REIT, Five Star may not waive the share ownership restrictions in its charter on the ability of any person or group to acquire more than 9.8% of any class of Five Star's equity shares without our consent;

  •
  so long as Five Star is a tenant of ours, Five Star will not permit nor take any action that, in our reasonable judgment, might jeopardize our tax status as a REIT;

  •
  we have the option to cancel all of Five Star's rights under the leases it has with us upon the acquisition by a person or group of more than 9.8% of Five Star's voting stock and upon other change in control events affecting Five Star, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to Five Star's board of directors of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of Five Star's directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual;

  •
  the resolution of disputes, claims and controversies arising from Five Star's leases with us may be referred to binding arbitration proceedings; and

  •
  so long as Five Star is a tenant of ours or so long as Five Star has a business management agreement with RMR, Five Star will not acquire or finance any real estate of a type then owned or financed by us or any company managed by RMR without first giving us or such company managed by RMR, as applicable, the opportunity to acquire or finance real estate investments of the type in which we or such company invests.

        RMR provides management services to both us and Five Star; Mr. Barry Portnoy is one of our Managing Trustees and is a managing director of Five Star; all of our officers and certain officers of Five Star (including Five Star's President and Chief Executive Officer, its Chief Financial Officer and Treasurer and its Executive Vice President and General Counsel) are officers of RMR. Accordingly, the transactions between us and Five Star that we entered into after Five Star became a separate public company and that are described herein were approved by our Independent Trustees and Five Star's independent directors who are not trustees or directors of the other company.

        As of December 31, 2011, we leased 188 senior living communities and two rehabilitation hospitals to Five Star. Under Five Star's leases with us, Five Star pays us rent based on minimum annual rent amounts plus percentage rent based on increases in gross revenues at certain properties. Five Star's total minimum annual rent payable to us under those leases as of December 31, 2011 was

$195.2 million, excluding percentage rent based on increases in gross revenues at certain properties. The total rent we recognized from Five Star for the year ended December 31, 2011 was $195.4 million.

        Since January 2011, we engaged in additional transactions with Five Star, including:

  •
  In November 2010, at Five Star's request, we agreed to sell three skilled nursing facilities in Georgia with an aggregate 329 licensed beds that were leased to Five Star for an aggregate sales price of approximately $18.0 million. We consummated the sale of two of these communities in May 2011 and one community in June 2011, and Five Star's annual rent to us decreased by approximately $1.8 million.

  •
  In January 2011, at Five Star's request, we agreed to sell one assisted living community in Pennsylvania with 70 licensed units that was leased to Five Star for a sales price of approximately $800,000. We sold this community in May 2011, and Five Star's annual rent to us decreased by approximately $72,000.

  •
  In March 2011, we agreed to acquire 20 senior living communities located in five states in the southeastern United States for approximately $304.0 million, excluding closing costs. In May 2011, we entered into long term contracts with Five Star to manage 15 of these 20 communities for our 100% owned taxable REIT subsidiaries, or TRSs. As of December 31, 2011, we had acquired 18 of these 20 communities; and Five Star is managing 13 of these acquired communities for our account and leasing the remaining five from us. If we acquire the two remaining communities, we expect that Five Star will manage them for our account. Our acquisitions of the two remaining communities are subject to conditions and may not occur. The five leased communities were added to our combination leases with Five Star, which have current terms expiring at various dates ranging from April 2017 to June 2026, and the rent under those leases increased by approximately $6.9 million per year plus percentage rent commencing in 2013.

  •
  In May 2011, we acquired one senior living community located in Rockford, Illinois with 73 living units for approximately $7.5 million, excluding closing costs. We leased this property to Five Star and added this property to our Five Star Lease No. 1, which has a current term expiring in 2024, for initial rent of approximately $608,000 per annum. Percentage rent, based on increases in gross revenues at this property, will commence in 2013. We funded this acquisition using cash on hand and borrowings under our revolving credit facility.

  •
  In July 2011, we agreed to acquire nine senior living communities located in six states for approximately $478.0 million, excluding closing costs. We completed the acquisition of eight of these communities in December 2011. We are leasing seven of these communities to our 100% owned TRSs, and Five Star is managing all eight of these communities for our account under long term management contracts. Following the acquisition of the ninth community, we expect we will lease that community to a TRS and that Five Star will manage that community for our account under a long term management contract; however, the acquisition of the community is subject to conditions and may not occur.

  •
  In August 2011, we agreed with Five Star that we should sell one assisted living community located in Pennsylvania with 103 living units, which Five Star leases from us. We and Five Star are in the process of selling this assisted living community and, if sold, Five Star's annual minimum rent payable to us will decrease by 9.0% of the net proceeds of the sale to us, in accordance with the terms of our lease with Five Star.

  •
  In December 2011, we acquired a senior living community with 57 living units and entered into a long term management contract with Five Star to manage this community on terms substantially consistent with those that we have previously entered into with Five Star for communities that include assisted living units.

  •
  In February 2012, we acquired a senior living community with 92 living units and entered into a long term management contract with Five Star to manage this community on terms substantially consistent with those that we have previously entered into with Five Star for communities that include assisted living units.

        The management contracts for the communities Five Star manages for our account, or the Management Contracts, provide Five Star with a management fee equal to 3% of the gross revenues realized at the communities, plus reimbursement for Five Star's direct costs and expenses related to the communities and an incentive fee equal to 35% of the annual net operating income of the communities after we realize an annual return equal to 8% of our invested capital. The Management Contracts have an initial term of 20 years and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. The Management Contracts provide that we and Five Star each have the option to terminate the contracts upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon other change in control events affecting the other, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to the board of directors of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the board of directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual. As of December 31, 2011, all of our Management Contracts with Five Star have been made subject to a pooling agreement we entered with Five Star in connection with the communities we agreed to acquire in March 2011 referred to above, except for a community Five Star manages for our account that only includes independent living apartments. Communities with only independent living apartments will be subject to a separate pooling agreement. Under the pooling agreement currently in effect, determinations of fees and expenses of the various communities that are subject to the applicable pooled Management Contracts are aggregated, including determination of our return of our invested capital and Five Star's incentive fees. Under the pooling agreement, after December 31, 2017, we have the right, subject to Five Star's cure rights, to terminate all, but not less than all, the Management Contracts that are subject to the pooling agreement if we do not receive our minimum return in each of three consecutive years. In addition, under the pooling agreement, Five Star has a limited right to require the sale of underperforming communities. Also, under the pooling agreement, any nonrenewal notice given by Five Star with respect to a community that is subject to the pooling agreement would be deemed a nonrenewal with respect to all the communities (and related Management Contracts) that are the subject of the pooling agreement. Special committees of each of our Board and Five Star's board of directors composed solely of our Independent Trustees and Five Star's independent directors who are not also trustees or directors of the other party and who were represented by separate counsel reviewed and approved the terms of the initial Management Contracts and pooling agreement. We expect the terms of the pooling agreement for communities with only independent living apartments will be on substantially the same terms. The terms of the subsequent Management Contracts and pooling agreement were approved by our

Independent Trustees and Board and by the independent directors and board of directors of Five Star. For the year ended December 31, 2011, we incurred $835,000 in management fees and reimbursed $19.8 million of costs to Five Star related to the communities Five Star manages for our account.

        We expect that we may enter into additional management arrangements with Five Star for senior living communities that we may acquire in the future on terms similar to those management arrangements we currently have with Five Star, although there can be no assurances that we will do so. For example, in February 2012, we agreed to acquire an independent living community located in Missouri, which we expect to acquire in the first half of 2012 and which we expect Five Star would manage for our account pursuant to a long term management contract on terms similar to those management arrangements we currently have with Five Star and which we expect would be included in a separate pooling agreement that would include Management Contracts for communities consisting of only independent living apartments. However, this acquisition is subject to conditions and may not close.

        During the year ended December 31, 2011, pursuant to the terms of our existing leases with Five Star, we purchased $33.3 million of improvements made to our properties leased to Five Star, and, as a result, the annual rent payable to us by Five Star increased by approximately $2.7 million.

        Simultaneously with the negotiation of the management contract terms described above, in May 2011, we and Five Star entered into a bridge loan, or the Bridge Loan, under which we agreed to lend Five Star up to $80.0 million to fund a portion of the purchase price payable by Five Star for six senior living communities. The Bridge Loan is secured by mortgages on three of the six communities acquired by Five Star and on four other senior living communities owned by Five Star, in each case including related furniture, fixtures and equipment. The Bridge Loan matures on July 1, 2012, and bears interest at a rate equal to the annual rates of interest applicable to our borrowings under our revolving credit facility, plus 1%, or 2.90% as of December 31, 2011. As of December 31, 2011, $38.0 million aggregate principal amount was outstanding and no additional amounts remain available for borrowing under the Bridge Loan. We recognized interest income from this Bridge Loan of $593,000 in the year ended December 31, 2011.

        The terms of the leases and Bridge Loan between us and Five Star were reviewed and approved by special committees of each of our Board and Five Star's board of directors composed solely of Independent Trustees or independent directors who are not also trustees or directors of the other party and who were represented by separate counsel. Our leases, management agreements and Bridge Loan with Five Star include arbitration provisions for the resolution of certain disputes, claims and controversies.

        CWH was formerly our parent. We were spun off to CWH's shareholders in 1999. At the time of our spin off from CWH, we and CWH entered into a transaction agreement pursuant to which, among other things, we and CWH agreed that so long as CWH owns 10% or more of our common shares, we and CWH engage the same manager or we and CWH have any common managing trustees: (1) CWH will not make any investment in senior apartments, congregate communities, assisted living properties, nursing homes or other healthcare properties, but excluding medical office properties, medical clinics and clinical laboratory buildings, without the prior approval of a majority of our Independent Trustees, and (2) we will not make any investment in office buildings, warehouses or malls, including medical office properties and clinical laboratory buildings without the prior approval of a majority of CWH's independent trustees.

        In May 2008, concurrently with our agreements to purchase 47 MOBs from CWH for $562.0 million, we and CWH entered into an amendment to the transaction agreement to permit us, rather than CWH, to invest in MOBs. At the same time, CWH granted us a right of first refusal to purchase up to 45 additional identified properties that CWH owned and that were leased to tenants in medical related businesses in the event CWH determined to sell such properties, including an indirect sale as a result of a change of control of CWH or subsidiaries which owned those properties.

        Between November 2010 and January 2011, we purchased from CWH 27 properties (approximately 2.8 million square feet), which were majority leased as MOBs, for an aggregate purchase price of $470.0 million, excluding closing costs. On September 30, 2011, we acquired from CWH 13 additional properties (approximately 1.3 million square feet), which were majority leased as MOBs, for an aggregate purchase price of $167.0 million, excluding closing costs. Certain of the properties included in these purchases were subject to our right of first refusal referred to above. In connection with our September 2011 purchases of the additional 13 MOBs, we and CWH terminated the existing right of first refusal, as substantially all of the properties that were subject to that right of first refusal had been purchased by us. Our purchase agreements with CWH include arbitration provisions for the resolution of certain disputes, claims and controversies.

        As of February 21, 2012, we owned 250,000 of CWH's common shares. Both we and CWH are managed by RMR; Messrs. Barry Portnoy and Adam Portnoy are Managing Trustees of both us and CWH; Mr. Frederick Zeytoonjian is an Independent Trustee of both us and CWH. Also, all of our and CWH's officers are officers of RMR. Accordingly, the purchase and amendment agreements between us and CWH described above were negotiated and approved by special committees of each company's board of trustees comprised solely of Independent Trustees who were not also independent trustees of the other company.

        Our Independent Trustees also serve as directors or trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including Five Star, CWH, HPT, GOV and TA, and Mr. Adam Portnoy serves as a managing trustee of some of those companies, including CWH, HPT and GOV, but not Five Star or TA. We understand that the other companies to which RMR provides management services also have certain other relationships with each other, including business and property management agreements and lease arrangements. In addition, officers of RMR serve as officers of those companies. We understand that further information regarding those relationships is provided in the applicable periodic reports and proxy statements filed by those other companies with the SEC.

        We, RMR, Five Star, CWH, HPT, GOV and TA each currently own approximately 14.29% of AIC, an Indiana insurance company. All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Our Governance Guidelines provide that any material transaction between us and AIC shall be reviewed, authorized and approved or ratified by both the affirmative vote of a majority of our entire Board and the affirmative vote of a majority of our Independent Trustees. The shareholders agreement that we, the other shareholders of AIC and AIC are parties to includes arbitration provisions for the resolution of certain disputes, claims and controversies.

        As of February 21, 2012, we have invested $5.2 million in AIC since its formation in November 2008. We may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but we are not obligated to do so. For 2011, we recognized income of $139,000 related to our investment in AIC. In June 2010, we and the other shareholders of AIC purchased property insurance providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. This program was modified and extended in June 2011 for a one year term. Our annual premium for this property insurance of approximately $1.6 million was paid in 2011. We are currently investigating the possibilities to expand our insurance relationships with AIC to include other types of insurance. By participating in this insurance business with RMR and the other companies to which RMR provides management services, we expect that we may benefit financially by possibly reducing our insurance expenses or by realizing our pro-rata share of any profits of this insurance business.

        The foregoing descriptions of our agreements with RMR, Five Star, CWH and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in our annual report to shareholders and our Annual Report on Form 10-K filed with the SEC, in each case for the year ended December 31, 2011. In addition, copies of certain of those agreements are filed with the SEC and may be obtained from the SEC's website at www.sec.gov.

        We believe that our agreements with RMR, Five Star, CWH and AIC are on commercially reasonable terms. We also believe that our relationships with RMR, Five Star, CWH, AIC and their affiliated and related persons and entities benefit us, and, in fact, provide us with competitive advantages in operating and growing our business.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Our Compensation Committee is currently comprised of Messrs. Harrington, Somers and Zeytoonjian. None of the members of our Compensation Committee is, or has been, an officer or employee of our Company. Mr. Hegarty, our President and Chief Operating Officer, is a Director of RMR. Mr. Adam Portnoy is President and Chief Executive Officer of RMR and is one of our Managing Trustees. Except for Mr. Hegarty, none of our executive officers serves on the board of directors (or related governing body) or compensation committee of another entity that has an executive officer who serves on our Board or Compensation Committee. Members of our Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies managed by or affiliated with RMR.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that our Trustees, executive officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of securities with the SEC and the NYSE. Our executive officers, Trustees and greater than 10% shareholders are required to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on a review of the copies of these reports furnished to us or written representations made to us that no such reports were required, we believe that, during 2011, all filing requirements under Section 16(a) of the Exchange Act applicable to our executive officers, Trustees and persons who own more than 10% of a registered class of our equity securities were timely met.

 HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders of our common shares may participate in the practice of "householding" proxy statements, annual reports and notices of internet availability of those documents. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement, annual report or notice of internet availability may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8234. If you want to receive separate copies of our proxy statement, annual report or notice of internet availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

        At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

February 21, 2012

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

        If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Brokers and Banks Call Collect at (212) 750-5833
Shareholders Call Toll-Free at (877) 825-8971

 APPENDIX A

SENIOR HOUSING PROPERTIES TRUST
2012 EQUITY COMPENSATION PLAN

        Senior Housing Properties Trust (the "Company") hereby adopts the Senior Housing Properties Trust 2012 Equity Compensation Plan (the "Plan"); effective as of the Effective Date (as defined in Section VIII).

I.
PURPOSE

        The Plan is intended to advance the interests of the Company and its subsidiaries by providing a means of rewarding selected officers and Trustees of the Company, employees of the Manager, and others rendering valuable services to the Company, its subsidiaries or to the Manager, through grants of the Company's Shares.

II.
DEFINITIONS

        Terms that are capitalized in the text of the Plan have the meanings set forth below:

    (a)
    "Board" means the Board of Trustees of the Company.

    (b)
    "Company" means Senior Housing Properties Trust, a Maryland real estate investment trust.

    (c)
    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (d)
    "Key Person" means an employee, consultant, advisor, Trustee, officer or other person providing services to the Company, to a subsidiary of the Company, or to the Manager.

    (e)
    "Manager" means a person or entity providing management or administrative services to the Company.

    (f)
    "Participant" means a person to whom Shares have been granted, or any other person who becomes owner of the shares by reason of such person's death or incapacity.

    (g)
    "Plan" means this Senior Housing Properties Trust 2012 Equity Compensation Plan, as it may be amended from time to time.

    (h)
    "Securities Act" means the Securities Act of 1933, as amended.

    (i)
    "Share Agreement" means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

    (j)
    "Shares" means the Company's common shares of beneficial interest, par value $.01 per share.

    (k)
    "Trustee" means a member of the Board.

III.
SHARES SUBJECT TO THE PLAN

        Subject to the provisions of Article VII, the maximum number of Shares which may be granted under the Plan following the Effective Date is 3,000,000, subject to adjustment as set forth herein. If any Shares subject to an award under the Plan are forfeited, cancelled, repurchased or surrendered, the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Plan.

        Subject to the terms of any Share Agreement, a holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing Shares may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. In addition, the Company may hold the certificates representing Shares pending lapse of any applicable vesting, forfeiture, repurchase, transfer or similar restrictions.

IV.
METHOD OF GRANTING SHARES

        Grants of Shares to any Key Person shall be made by action of the Board, which shall have the sole discretion to select persons to whom Shares are to be granted, the amount and timing of each such grant, the extent, if any, to which vesting restrictions or other conditions (which may include repurchase rights) shall apply to the award and all other terms and conditions of any award (which terms and conditions need not be the same as between recipients or awards). If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him or her, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option and in its discretion without further notice to the Participant. No Trustee or officer of the Company may be granted more than 1,000,000 Shares under the Plan after the Effective Date. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V.

V.
ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board or, in the discretion of the Board, a committee designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whichever shall be administering the Plan from time to time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board in its sole discretion and the Board shall have the authority to do all things necessary to carry out the purposes of the Plan, and its determinations shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board is authorized to (i) adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement; (ii) make adjustments to awards in response to changes in applicable laws, regulations, or accounting principles; and (iii) prescribe, amend and rescind rules and regulations relating to the Plan. If it determines to do so, the Board may grant shares under this Plan which are not subject to vesting, forfeiture, repurchase and transfer restrictions.

        For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and, in the event that the Board determines to grant awards under the Plan which constitute "qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), each member of any committee designated to administer the Plan shall qualify as an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

        With respect to persons subject to Section 16 of the Exchange Act ("Insiders") with respect to the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act.

VI.
ELIGIBLE PERSONS

        The persons eligible to receive grants of Shares shall be those persons selected by the Board in its discretion from among Key Persons who contribute to the business of the Company and its subsidiaries.

VII.
CHANGES IN CAPITAL STRUCTURE

        In the event of any stock dividend or other similar distribution (whether in the form of stock or other securities), stock split or combination of shares (including a reverse stock split), conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, extraordinary cash dividend or other similar transaction or event, the Board shall make adjustments to the maximum number of Shares that may be issued under the Plan under Article III and Article IV and shall also make appropriate adjustments to the number and kind of shares of stock, securities or other property (including cash) subject to awards then outstanding under the Plan affected by such change and to the other terms and conditions of such awards. No fractional Shares shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

VIII.
EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN; EFFECT ON PRIOR PLANS

        The Plan shall be effective at the close of business on May 17, 2012 (the "Effective Date"), subject to its approval by the Company's shareholders. Shares may be granted under the Plan from time to time until the close of business on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan. The Board hereafter may at any time amend or terminate the terms of an award or the Plan in any respect, provided that (without limiting Article VII hereof) the Board may not, without the affected Participant's consent, amend or terminate the terms of an award or the Plan so as to affect adversely the Participant's rights under an outstanding award. Any amendments to the Plan shall be conditioned upon shareholder approval only to the extent, if any, such approval is required by applicable law or listing requirement. Upon the approval of the Plan, no further awards shall be made under the Senior Housing Properties Trust 2003 Incentive Share Award Plan or the Senior Housing Properties Trust 1999 Incentive Share Award Plan (the "Prior Plans"). Awards granted under the Prior Plans before the Effective Date shall continue to be governed by the terms of the Prior Plans and any applicable Share Agreement.

IX.
MISCELLANEOUS

A.
Nonassignability of Shares. Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement or as may be permitted by the Board.

B.
No Guarantee of Employment. Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment or service of, or to continue to act as an officer or, Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager.

C.
Tax Withholding; Section 409A. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and as a condition to the receipt of any grant such a Participant shall agree that if the amount payable to him by the Company in the ordinary course is insufficient to pay such taxes, he or she shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations. It is intended that awards granted under the Plan be exempt from the application Section 409A of the Internal Revenue Code of 1986 and the Plan and such awards shall be construed in accordance with that intention.

  D.
  Conditions to Issuance. The issuance of Shares under the Plan is subject to compliance with (1) the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of Shares and (2) the listing rules of any stock exchange or national market system on which the Shares are listed.

  E.
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  F.
  Governing Law. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed therein, without reference to the conflicts of law principles thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 16, 2012. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2012. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Senior Housing Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Senior Housing Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. SENIOR HOUSING PROPERTIES TRUST TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 M41466-P20324 SENIOR HOUSING PROPERTIES TRUST Our Board of Trustees Recommends You Vote “FOR” the Nominees for Trustee in Proposals 1 and 2 and “FOR” Proposals 3, 4 and 5. 3. To approve the adoption of the 2012 Senior Housing Properties Trust Equity Compensation Plan. 1. To elect the nominee named in our proxy statement to our Board of Trustees as the Independent Trustee in Group I. Withhold For For Against Abstain Nominee: Jeffery P. Somers Our Board recommends you vote FOR proposal 1. Our Board recommends you vote FOR proposal 3. 4. To approve a nonbinding advisory resolution on our executive compensation. 2. To elect the nominee named in our proxy statement to our Board of Trustees as the Managing Trustee in Group I. For Against Abstain For Withhold Nominee: Barry M. Portnoy Our Board recommends you vote FOR proposal 4. Our Board recommends you vote FOR proposal 2. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Against For Abstain Our Board recommends you vote FOR proposal 5. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEES FOR TRUSTEE IN PROPOSALS 1 AND 2 AND “FOR” PROPOSALS 3, 4 AND 5. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.)

SENIOR HOUSING PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS May 17, 2012, 9:30 a.m. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Directions to Two Newton Place, 255 Washington Street, Suite 100, Newton, MA From the East: Take the Massachusetts Turnpike (I-90) West to Exit 17 (Newton/Watertown). After exiting, stay in the right lane and bear to your right toward Galen Street in Watertown. Two Newton Place will be on your right. Public parking is available nearby. From the West: Take the Massachusetts Turnpike (I-90) East to Exit 17 (Newton/Watertown). After exiting, continue straight toward Washington Street. After the second set of lights, bear left onto Washington Street, cross over I-90 to continue straight toward Galen Street in Watertown. Two Newton Place will be on your right. Public parking is available nearby. M41467-P20324 SENIOR HOUSING PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458-2076 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the Senior Housing Properties Trust annual meeting of shareholders, including our annual report and proxy statement, are available over the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the Notice Regarding the Availability of Proxy Materials. This proxy is solicited on behalf of the Board of Trustees of Senior Housing Properties Trust. The undersigned shareholder of Senior Housing Properties Trust, a Maryland real estate investment trust, or the company, hereby appoints Adam D. Portnoy, Jennifer B. Clark and David J. Hegarty, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 17, 2012, at 9:30 a.m. local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE NOMINEES FOR TRUSTEE IN PROPOSALS 1 AND 2 AND “FOR” PROPOSALS 3, 4 AND 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Proxy Address Changes: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
PROPOSALS 1 AND 2 ELECTION OF TRUSTEES
PROPOSAL 3 ADOPTION OF THE SENIOR HOUSING PROPERTIES TRUST 2012 EQUITY COMPENSATION PLAN
PROPOSAL 4 ADVISORY APPROVAL RELATING TO EXECUTIVE COMPENSATION
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SOLICITATION OF PROXIES
TRUSTEES AND EXECUTIVE OFFICERS
BOARD OF TRUSTEES
BOARD COMMITTEES
COMMUNICATIONS WITH TRUSTEES
SELECTION OF CANDIDATES FOR TRUSTEES; SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND OTHER PROPOSALS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR 2011, 2010 AND 2009
GRANTS OF PLAN BASED AWARDS FOR 2011 (Shares granted in 2011, including vested and unvested grants)
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2011 (Shares granted in 2011 and prior years, which have not yet vested)
STOCK VESTED FOR 2011 (Share grants that vested in 2011, including shares granted in prior years)
TRUSTEE COMPENSATION FOR 2011 (2011 compensation; all share grants to Trustees vest at the time of grant)
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT
APPENDIX A
SENIOR HOUSING PROPERTIES TRUST 2012 EQUITY COMPENSATION PLAN